CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------

I, Stephen C. Rogers, President of California Investment Trust II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 9, 2004                          /s/ Stephen C. Rogers
                                                --------------------------------
                                                Stephen C. Rogers, President
                                                (Chief Executive Officer)
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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------

I, Christopher P. Browne, Treasurer of California Investment Trust II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 9, 2004                          /s/ Christopher P. Browne
                                                --------------------------------
                                                Christopher P. Browne, Treasurer
                                                (chief financial officer)